UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
JBT MAREL CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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Your **Vote** Counts!

JBT MAREL CORPORATION

2026 Annual Meeting
Vote by May 13, 2026
11:59 PM ET



JBT MAREL CORPORATION
ATTN: SECRETARY
333 WEST WACKER DRIVE
SUITE 3400
CHICAGO, IL 60606

V89373-P44613

You invested in JBT MAREL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2026
9:30 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/JBTM2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		**Board Recommends**
1.	Election of Directors	
	Nominees:	
1a.	Barbara L. Brasier	For
1b.	Brian A. Deck	For
1c.	Alan D. Feldman	For
1d.	Svafa Grönfeldt	For
1e.	Ólafur S. Gudmundsson	For
1f.	Charles L. Harrington	For
1g.	Lawrence V. Jackson	For
1h.	Polly B. Kawalek	For
1i.	Arnar Thor Másson	For
1j.	Ann E. Savage	For
2.	Approve on an advisory basis a non-binding resolution to approve the compensation of the company's named executive officers.	For
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for 2026.	For

NOTE: Such other matters that may properly come before the Annual Meeting or at any postponement or adjournment thereof.

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V89374-P44613